UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026		43026
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 9, 2017, Advanced Drainage Systems, Inc. (the “Company”) issued a press release setting forth the Company’s unaudited results for the third quarter of fiscal year 2017. A copy of the Company’s press release is being furnished as Exhibit 99.1 and hereby incorporated by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

As previously announced, at 10:00 a.m. (Eastern time) on February 9, 2017, the Company’s Chairman and Chief Executive Officer, Joe Chlapaty, and Chief Financial Officer, Scott Cottrill, will host a conference call and webcast to discuss the Company’s unaudited results for the third quarter of fiscal year 2017. A copy of the Company’s slides forming the basis of the presentation is being furnished as Exhibit 99.2 and hereby incorporated by reference.

The live call can be accessed by dialing 1-866-450-8367 (US toll-free) or 1-412-317-5465 (international) and asking to be connected to the Advanced Drainage Systems, Inc. call. The live webcast will also be accessible via the “Events Calendar” section of the Company’s Investor Relations website, www.investors.ads-pipe.com. An archived version of the webcast will be available for 90 days following the call.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 8.01	Other Events.

On February 9, 2017, the Company issued a press release announcing the approval by the Board of Directors of the Company of a stock repurchase program. A copy of the Company’s press release is attached hereto as Exhibit 99.3 and hereby incorporated by reference.

On February 9, 2017, the Company issued a press release announcing the approval by the Board of Directors of the Company of the declaration of a cash dividend of $0.06 per share, payable on March 15, 2017 to stockholders of record at the close of business on March 1, 2017. A copy of the Company’s press release is attached hereto as Exhibit 99.4 and hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being furnished as part of this report:

99.1	Press release, dated February 9, 2017, issued by Advanced Drainage Systems, Inc. regarding earnings

99.2	Presentation slides, dated February 9, 2017

99.3	Press release, dated February 9, 2017, issued by Advanced Drainage Systems, Inc. regarding stock repurchase program

99.4	Press release, dated February 9, 2017, issued by Advanced Drainage Systems, Inc. regarding dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: February 9, 2017	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO, Secretary & Treasurer